Supplement dated May 4, 2012

to Prospectus dated May 1, 2012 for

ProtectiveRewards® II

to Prospectus dated October 1, 2011 for

ProtectiveRewards® Elite

and

to Prospectus Dated October 3, 2011 for

ProtectiveAccess® XL

Issued By

Protective Life Insurance Company

Protective Variable Annuity Separate Account

and

to Prospectuses dated October 1, 2011 for

ProtectiveRewards® Elite NY and ProtectiveRewards® II NY

and

Prospectus Dated October 3, 2011 for

ProtectiveAccess® XL NY

Issued By

Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective May 14, 2012, Protective Life will not accept additional Purchase Payments for a Contract that, together with any other Purchase Payment received in that same calendar month, exceeds $1,000.

We will accept additional Purchase Payments exceeding $1,000 that are received in our Administrative Office no later than May 11, 2012.  Purchase Payments that we receive after the close of regular trading on the New York Stock Exchange (generally at 3:00 p.m. Central Time), will be processed on the next Valuation Day.

If you established an automatic purchase payment plan for your Contract before May 14, 2012, you may continue to make additional Purchase Payments exceeding $1,000 per month through your payment plan.  If you establish a new automatic purchase payment plan on or after May 14, 2012, the amount of each monthly or quarterly periodic payment will be limited to $1,000.

Also effective May 14, 2012, we will no longer accept any additional Purchase Payments funded by an exchange of another annuity or life insurance contract or by transfers or rollovers.

This $1000 limitation will not apply to Purchase Payments made pursuant to salary reduction arrangements or regularly scheduled contributions to Contracts held in connection with Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension, Profit-Sharing Plans and Annuity Plans established under Sections 401(a) or 403(a) of the Internal Revenue Code  (the “Code”), Contracts  issued under Section 403(b) of the Code (i.e., tax sheltered annuities or “TSAs”), and Contracts held in connection with Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations established under Section 457 of the Code.